UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2019
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On February 5, 2019, Markel Corporation (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”), which amends the Company’s Credit Agreement, dated as of August 1, 2014 (as amended, the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The Fourth Amendment increases the leverage ratio under Section 7.1 of the Credit Agreement from “0.375 to 1.00” to “0.40 to 1.00” effective on and after December 31, 2018.

This change addresses the impact to the consolidated net worth calculation under the Credit Agreement from the purchase of Nephila Holdings Ltd. (Nephila) in November 2018 and catastrophe and investment losses that occurred in the fourth quarter of 2018 as announced on February 5, 2019. Under the Credit Agreement, consolidated net worth serves as the denominator for the leverage ratio and excludes, among other things, the net worth associated with the Nephila acquisition. The change also provides additional flexibility through the maturity date of the facility on August 1, 2019 for unanticipated future developments, including additional catastrophe events, or greater than anticipated effects from known events.
Except as described above, all other material terms of the Credit Agreement remain in effect. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

February 8, 2019	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary